                              FIRST AMENDMENT TO
                        RECEIVABLES TRANSFER AGREEMENT
                        ------------------------------


     THIS FIRST AMENDMENT TO RECEIVABLES TRANSFER AGREEMENT, dated as of September 15, 1995 (this "Amendment"), is among Alco Capital Resource, Inc.
                          ---------
("Transferor"), Twin Towers Inc. ("Transferee"), and Deutsche Bank AG, New York
- ------------                       ----------
Branch, as agent for Transferee (the "Agent").
                                      -----

                                  BACKGROUND

     1. Transferor, Transferee, and the Agent entered into a Receivables Transfer Agreement, dated as of September 23, 1994 (the "Transfer Agreement").
                                                         ------------------

     2. The parties hereto desire to amend the Transfer Agreement in order to extend the Scheduled Commitment Termination Date (as defined in the Transfer Agreement) and in certain other respects as set forth herein.

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1.  Definitions.  Capitalized terms used in this Amendment and not
                 -----------
otherwise defined herein shall have the meanings assigned thereto in the Transfer Agreement.

     SECTION 2.  Scheduled Commitment Termination Date.  The Scheduled
                 -------------------------------------
Commitment Termination Date is hereby extended to March 18, 1996.

     SECTION 3.  Dealer.  Schedule A-1 to the Transfer Agreement is hereby
                 ------
amended by deleting the following dealer:

                         Remco Business Products, Inc.
                        9150 Clairemont Mesa Boulevard
                          San Diego, California 92123

     SECTION 4.  Representations and Warranties.  Transferor hereby represents
                 ------------------------------
and warrants that the representations and warranties set forth in Section 6.01
                                                                  ------------
of the Transfer Agreement are true and correct as of the date hereof, after giving effect to the Amendment, as though made on and as of the date hereof (and such representations and warranties shall be deemed to have been made on the date hereof), except that the date in Section 6.01(i) shall be deemed to be September 30, 1994 and that no Termination Event or Unmatured Termination Event has occurred and is continuing.

     SECTION 5.  Miscellaneous.  The Transfer Agreement, as amended hereby,
                 -------------
remains in full force and effect. Any reference to the Transfer Agreement from and after the date hereof shall be deemed to refer to the Transfer Agreement as amended hereby, unless otherwise expressly stated. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York. This Amendment may be executed in any number of counterparts and by the different parties hereby in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute on and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the date first above written.

                              TWIN TOWERS INC.

                              By:____________________________________

                                   Name Printed:_____________________

                                   Title:____________________________

                              DEUTSCHE BANK, AG, NEW YORK BRANCH

                              By:____________________________________

                                   Name Printed:_____________________

                                   Title:____________________________

                              By:____________________________________

                                   Name Printed:_____________________

                                   Title:____________________________


                              ALCO CAPITAL RESOURCE, INC.

                              By:____________________________________

                                   Name Printed:   Kathleen M. Burns
                                                   __________________

                                   Title: Assistant Treasurer
                                          ___________________________

                                                                [CONFORMED COPY]

                              SECOND AMENDMENT TO
                        RECEIVABLES TRANSFER AGREEMENT
                        ------------------------------

     THIS SECOND AMENDMENT TO RECEIVABLES TRANSFER AGREEMENT, dated as of March 15, 1996 (this "Amendment"), is among Alco Capital Resource, Inc.
                ---------
("Transferor"), Twin Towers Inc. ("Transferee") and Deutsche Bank AG, New York
                                   ----------
Branch, as agent for Transferee (the "Agent").
                                      -----

                                  BACKGROUND

     1. Transferor, Transferee and the Agent entered into a Receivables Transfer Agreement, dated as of September 23, 1994, as amended by the First Amendment to Receivables Transfer Agreement, dated as of September 15, 1995 (the "Transfer Agreement").
 -------- ---------

     2. The parties hereto desire to amend the Transfer Agreement in order to extend the Scheduled Commitment Termination Date (as defined in the Transfer Agreement).

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1.     Definitions.  Capitalized terms used in this Amendment and
                    -----------
not otherwise defined herein shall have the meanings assigned thereto in the Transfer Agreement.

     SECTION 2.     Scheduled Commitment Termination Date.  The Scheduled
                    -------------------------------------
Commitment Termination Date is hereby extended to March 14, 1997.

     SECTION 3.     Representations and Warranties.  Transferor hereby
                    ------------------------------
represents and warrants that the representations and warranties set forth in
Section 6.01 of the Transfer Agreement are true and correct as of the date
- ------------
hereof, after giving effect to this Amendment, as though made on and as of the date hereof (and such representations and warranties shall be deemed to have been made on the date hereof), except that the date in Section 6.01(i)(y) shall be deemed to be September 30, 1995, and that no Termination Event or Unmatured Termination Event has occurred and is continuing.

     SECTION 4.     Miscellaneous.  The Transfer Agreement, as amended hereby,
                    -------------
remains in full force and effect. Any reference to the Transfer Agreement from and after the date hereof shall be deemed to refer to the Transfer Agreement as amended hereby, unless otherwise expressly stated. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York. This Amendment may be executed in any number of counterparts and by the different parties hereby in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the date first above written.



                               TWIN TOWERS INC.


                               By: /s/ Tiffany Percival
                                    -------------------------------------------

                                    Name Printed: Tiffany Percival
                                                  -----------------------------
                                    Title: Vice President
                                           ------------------------------------


                                DEUTSCH BANK AG, NEW YORK BRANCH


                                By: /S/ Hans-Josef Thiele
                                    -------------------------------------------
                                    Name Printed: Hans-Josef Thiele
                                                  -----------------------------
                                    Title: Vice President
                                           ------------------------------------


                                By: /S/ Flore F. Blaise Williams
                                    -------------------------------------------
                                    Name Printed: Flore F. Blaise Williams
                                                  -----------------------------
                                    Title: Vice President
                                           ------------------------------------


                                ALCO CAPITAL RESOURCE, INC.

                                By: /S/Kathleen M. Burns
                                    -------------------------------------------
                                    Name Printed: Kathleen M. Burns
                                                  -----------------------------
                                    Title: Assistant Treasurer
                                           ------------------------------------